SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

NATIONAL LAMPOON, INC. Name of the Registrant as Specified In Its Charter
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box): [X] No fee required. [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies: Not applicable
(2)   Aggregate number of securities to which transaction applies: Not applicable
(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable
(4)   Proposed maximum aggregate value of transaction: Not applicable
(5)   Total fee paid: Not applicable

[ ] Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: Not applicable Form, Schedule or Registration Statement No.: Not applicable Filing Party: Not applicable Date Filed: Not applicable

8228 Sunset Boulevard, Third Floor
Los Angeles, California 90046
Telephone (310) 474-5252

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

       The Annual Meeting of Stockholders of National Lampoon, Inc. will be held on Friday, June 20, 2008, at 11:00 a.m. local time, at the
Company's executive offices located at 8228 Sunset Boulevard, Third Floor, Los Angeles, California 90046 for the following purposes:

(1)	to elect the seven persons listed in the proxy statement that accompanies this Notice to serve as our directors;

(2)	to ratify the appointment of Weinberg & Company, P.A. as our independent auditors for the fiscal year ending July 31, 2008;

(3)	to increase the number of shares of common stock included in the National Lampoon, Inc. Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan; and

(4)	to transact such other business that may properly come before the meeting or any adjournment or adjournments thereof.

Stockholders of record at the close of business on May 16, 2008 will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important. Please return the enclosed proxy as promptly as possible, whether or not you plan to attend the Annual Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented.
Even though you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached proxy statement.

By Order of the Board of Directors

/s/ Cora Victoriano
Cora Victoriano Secretary

May 28, 2008
Los Angeles, California

NATIONAL LAMPOON, INC.
8228 Sunset Boulevard, Third Floor
Los Angeles, California 90046 _______________________

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 20, 2008

_______________________

VOTING AND PROXY

       This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of National Lampoon, Inc., a Delaware corporation (referred to as the "Company", "we", "our" or "us") for use at our Annual Meeting of Stockholders to be held at our executive offices located at 8228 Sunset Boulevard, Third Floor, Los Angeles, California 90046 on Friday, June 20, 2008, at 11:00
a.m. local time, and at any meeting following adjournment thereof. The Notice of Annual Meeting, this proxy statement and the accompanying proxy card are being mailed to stockholders on or about May 30, 2007.

       A copy of our Annual Report on Form 10-KSB for the fiscal year ended July 31, 2007 is included with this proxy statement. The
Annual Report does not constitute a part of the proxy solicitation material for the Annual Meeting.

Revocability of Proxy and Voting of Shares

       Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Company's Secretary at our principal executive offices located at 8228 Sunset Boulevard, Third Floor, Los Angeles, California 90046. The proxy may also be revoked by attending the meeting and voting in person. If it is not revoked, and assuming it is properly executed, dated and returned, the proxy will be voted at the meeting in accordance with the stockholder's instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted
FOR the director-nominees and FOR the approval of the two remaining proposals, and in accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the meeting or any adjournments thereof.

Record Date, Voting Rights and Outstanding Shares

       The Board of Directors has fixed May 16, 2008 as the record date (the "Record Date") for determining holders of our common stock,
$0.0001 par value per share, who are entitled to vote at the meeting. As of the Record Date, we had 8,634,816 shares of common stock issued and outstanding, 61,832 shares of Series B Convertible Preferred Stock that is convertible into 3,483,491 shares of common stock and 190,947 shares of Series C Convertible Preferred Stock that is convertible into 3,818,940 shares of common stock for a total of
15,937,247 shares of common stock available and entitled to vote. Each share of common stock is entitled to one vote. Each share of
Series B and Series C Convertible Preferred Stock is also entitled to vote on matters that are subject to the approval of the holders of our common stock. Holders of our Series B and Series C Convertible Preferred Stock are entitled to vote on an "as converted" basis, meaning that each share of Series B Convertible Preferred Stock voted represents the vote of 56.338 shares of common stock and each share of
Series C Convertible Preferred Stock voted represents the vote of 20 shares of common stock (subject to adjustment for stock splits and reverse stock splits). Therefore, as of the Record Date, 7,968,625 shares are required to pass the actions that require approval of the holders of common stock and will constitute a quorum at the meeting. Shares which abstain from voting as to these matters, and shares held in
"street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters ("broker non-votes"), will not be counted as votes in favor of such matters. For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on a proposal has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, abstentions will have the effect of a vote "against" the matter and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

       Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Election, in conjunction with information received from our transfer agent. The Inspector of Election will also determine whether or not a quorum is present.

       Directors are elected by a plurality of the votes cast in the election. In electing directors, no stockholder has cumulative voting rights.

Proxies cannot be voted for a greater number of persons than the number of nominees named.

       Other than the election of directors, the affirmative vote of the holders of a majority of the shares of common stock present at the meeting in person or by proxy is required to approve all other proposals brought before the meeting.

Controlled Company Status

       We are a "controlled company" as that term is defined in Section 801(a) of the Rules of the American Stock Exchange. Three of
our directors, Daniel S. Laikin, Timothy S. Durham and Paul Skjodt, control over 50% of the voting power of National Lampoon,
Inc. Messrs. Laikin, Durham and Skjodt have indicated that they intend to vote "for" the director-nominees and the two remaining proposals discussed in this proxy statement.

Failure to Satisfy a Continued Listing Rule

       On February 27, 2008 we received a letter from the American Stock Exchange which indicated that we do not meet certain of the
American Stock Exchange's continued listing standards as set forth in Part 10 of the Amex Company Guide. Specifically, we are not in
compliance with Section 1003(a)(iv) of the Company Guide because we have sustained losses which are substantial in relation to our overall operations or our existing financial resources, or our financial condition has become so impaired that it appears questionable, in the opinion of the American Stock Exchange, as to whether we will be able to continue our operations and/or meet our obligations as they mature.

       We had until March 27, 2008 to provide the American Stock Exchange with a specific plan to achieve and sustain compliance with the continued listing standards. Compliance must be achieved no later than August 27, 2008. If we failed to submit a plan or if we submitted a plan and the staff of the American Stock Exchange determined that it did not adequately address these issues, we would have been subject to delisting proceedings. Furthermore, if our plan is accepted but we are not in compliance with the continued listing standards at the conclusion of the plan period or if we do not make progress consistent with the plan during the plan period, the staff of the
American Stock Exchange will initiate delisting proceedings as appropriate. We may appeal the staff determination to initiate delisting proceedings.

       We submitted a plan to the American Stock Exchange to regain compliance with the continued listing standards on March 27,
2008. On May 16, 2008 we were notified by the American Stock Exchange that our plan was accepted.

Solicitation

       We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this proxy statement.
Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

       We will only deliver one proxy statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

National Lampoon, Inc.
Attn: Corporate Secretary
8228 Sunset Boulevard, Third Floor
Los Angeles, California 90046
Telephone No.: (310) 474-5252

2

OVERVIEW OF PROPOSALS

>	This proxy statement includes three proposals requiring stockholder action. The proposals relate to:

>	the election of seven directors,

>	the ratification of the appointment of Weinberg & Company, P.A. as our independent auditors for the fiscal year ending July 31, 2008, and

>

the approval of an increase in the number of shares of common stock reserved for issuance under the National Lampoon, Inc. Amended and Restated 1999 Stock Option, Deferred Stock and Restricted Stock Plan.

The proposals are discussed in more detail below.

PROPOSALS

PROPOSAL 1 - ELECTION OF DIRECTORS

       Seven directors are to be elected to our Board of Directors at the Annual Meeting. The directors will hold office for a term of one-
year. The Board of Directors has nominated James P. Jimirro, Daniel S. Laikin, Timothy S. Durham, Paul Skjodt, Duncan Murray, Robert
Levy and James Toll. We expect that these nominees will be available for election, but if they are not, your proxy will be voted for the election of other nominees to be designated by the Board of Directors to fill any such vacancies.

IDENTIFICATION OF THE BOARD OF DIRECTORS

       The number of directors required by our Bylaws is seven. Information regarding the business experience of each nominee and director is provided below. There are no family relationships among our executive officers and directors. Our directors serve until the next annual meeting of our stockholders.

Daniel S. Laikin
Age 46

       DANIEL S. LAIKIN has been a director since 2000 and was employed as our Chief Operating Officer from May 17, 2002 until
February 1, 2005 when he became our Chief Executive Officer. Mr. Laikin served as Co-Chairman of Biltmore Homes, Inc., an Indiana-
based home building and real estate development company until 2000. He also served as a managing partner of Four Leaf Partners, LLC, a closely held investment company, concentrating on the startup and financing of high tech and Internet- related companies. He is also on the
Board of Directors of Obsidian Enterprises, Inc., a public company.

Timothy S. Durham
Age 45

       TIMOTHY S. DURHAM has served as a director since 2002. He is the Chief Executive Officer and Chairman of the Board of
Directors of Obsidian Enterprises, Inc. (formerly Danzer Corporation) and has held these positions since June 2001. Since April 2000, he has served as a Managing Member and the Chief Executive Officer of Obsidian Capital Company LLC, which is the general partner of
Obsidian Capital Partners LP. Mr. Durham founded in 1998, and since then has maintained a controlling interest in, several investment funds, including Durham Capital Corporation, Durham Hitchcock Whitesell and Company LLC, and Durham Whitesell Associates LLC.
From 1991 to 1998, Mr. Durham served in various capacities at Carpenter Industries, Inc., including as Vice Chairman, President and Chief
Executive Officer. Mr. Durham serves as a director of Obsidian Enterprises, Inc., a public company.

3

Paul Skjodt
Age 49

       PAUL SKJODT has been a director since 2002. He is actively involved in a variety of companies including managing member of Four
Leaf & Associates. Four Leaf is a venture fund that provides seed money to a host of technology companies. Mr. Skjodt also is President of
Oakfield Development a land development company based of Indianapolis and owner of the Indiana Ice, an ice hockey team in the United
States Hockey League. Mr. Skjodt is also involved in numerous philanthropic endeavors in Indiana.

Robert Levy
Age 53

       ROBERT LEVY joined us as a director in September 2006. Mr. Levy has written and/or produced motion pictures for over 20 years and is a principal partner in Tapestry Films. His recent production credits include The Wedding Crashers , starring Vince Vaughn, Owen
Wilson, Rachel McAdams and Christopher Walken; Underclassman , starring Nick Cannon; Serendipity starring John Cusack and Kate
Beckinsale; The Wedding Planner starring Jennifer Lopez and Matthew McConaughey; National Lampoon's Van Wilder starring Ryan
Reynolds; Van Wilder 2-The Rise of Taj, starring Kal Penn; She's All That starring Freddie Prinze Jr. and Rachael Leigh Cook; and
Employee of the Month, starring Dane Cook, Jessica Simpson and Dax Shepard. Mr. Levy has also been the executive producer on the films Swing, Black & White, Payback, The Chain, The Granny, and Dark Tide. He was not only the executive producer, but he also wrote the story for the classic film Smokey and the Bandit, starring Burt Reynolds. Mr. Levy has also directed and produced A Kid in Aladdin's
Court, the sequel to A Kid in King Arthur's Court, which was produced by Tapestry Films. Mr. Levy graduated from the University of
California at Los Angeles and received a producing fellowship from the American Film Institute.

James P. Jimirro
Age 71

       JAMES P. JIMIRRO has been a director since 1986 and was employed as our President and Chief Executive Officer from 1990 until
January 2005. From 1980 to 1985, he was the President of Walt Disney Telecommunications Company, which included serving as
President of Walt Disney Home Video, a producer and distributor of family home video programming. While in this position, he also served as Corporate Executive Vice President of Walt Disney Productions. In addition, from 1983 to 1985, Mr. Jimirro served as the first
President of the Disney Channel, a national cable pay-television channel, which Mr. Jimirro conceived and implemented. Mr. Jimirro continued in a consulting capacity for Walt Disney Company through July 1986. From 1973 to 1980, he served as Director of International
Sales and then as Executive Vice President of Walt Disney Educational Media Company, a subsidiary of Walt Disney Company. Prior to
1973, Mr. Jimirro directed international sales for CBS, Inc., and later for Viacom International. Mr. Jimirro also served as a member of the
Board of Directors of Rentrak Corporation between January 1990 and September 2000.

Duncan Murray
Age 62

       DUNCAN MURRAY has been a director since October 11, 2006. From 1998 to his retirement in 2004, Mr. Murray served as Vice
President, Business and Legal Affairs, of Santa Monica based Transactional Marketing Partners, Inc. ("TMP"), a direct response television consulting firm. Before joining TMP, from August 1986 through January 2003, Mr. Murray served as our Vice-President of Marketing and, prior to that, worked with The Walt Disney Company for 14 years in a variety of capacities including Vice President-Sales
Administration for The Disney Channel and Director of Sales for Walt Disney Telecommunications Company. While at The Walt Disney
Company, Mr. Murray was an integral part of the small team that created and launched The Disney Channel. During his tenure as Vice
President of Marketing for us, he oversaw shareholder relations, published the final three issues of National Lampoon Magazine, and managed negotiations with Artisan Entertainment for attachment of our name to the feature film National Lampoon's Van Wilder. Mr.
Murray currently serves as a director, Secretary and Treasurer of The Greenburg Family Foundation, a health issues-related philanthropic organization headquartered in Santa Monica and Palm Springs, California.

4

James Toll

Age 55

       JAMES TOLL joined us as a director in September 2006. Mr. Toll received his Bachelor of Arts degree from the University of
California, Berkeley with Distinction and Honors in his major and a Master of Business Administration (Finance and Accounting) from the University of Southern California where he graduated Beta Gamma Sigma in the top 15%. Mr. Toll has worked in the financial area for
26 years, including CBS Television Network in Los Angeles and Warner/Electra/Atlantic International (WEA International) Records in
Burbank as a Senior Financial Analyst for three years. While at WEA, Mr. Toll worked for six months at the Mexico City division as their
Director Financiero. Mr. Toll spent three years as head of the accounting department for the non-profit company WQED-West, and was involved with the production of the Emmy award winning seven part series, The Planet Earth, and the production of National Geographic specials. Mr. Toll spent three years as Chief Financial Officer/Treasure in the direct response industry where he was involved with the hit products "Komputer Tutor" and the "Mighty Pro Grill", and the mega hit, "Abslide". Mr. Toll joined Keller Entertainment Group as the
Chief Financial Officer in l996 and was responsible for the corporate financial functions of the company and management of $40 million for the production and distribution of domestic and international television series such as Tarzan the Epic Adventure, Conan the
Adventurer, and Acapulco Heat. Mr. Toll initially joined J2 Communications/National Lampoon in 1986 as Chief Financial Officer and
continued in that position until June 16, 2005. Mr. Toll developed all computerized financial systems for J2 Communications, was responsible for the preparation of all budgets, forecasts, and financial statements including all SEC financial reporting. He was head of operations of J2 Communications video distribution, and was involved in all merger and acquisition activity, including J2
Communication's acquisition of National Lampoon. After leaving National Lampoon in 2005, Mr. Toll joined Resources Global
Professionals, an international consulting firm that was spun off from Deloitte & Touche. Resources Global Professionals has over 70 offices worldwide. As a consultant with Resources Global Professionals, Mr. Toll has worked with such clients as the Steven Wise Temple and Amp'd Mobile on enhancing their accounting systems and their financial reporting.

Director Nomination Process

       Our Board of Directors does not have a standing nominating committee or a charter governing the manner in which individuals are nominated to the Board. With the exception of Daniel S. Laikin, our Chief Executive Officer , all of the members of our Board of
Directors are "independent", as that term is defined in Section 121A of the Rules of the American Stock Exchange.

       We are a "controlled company" as that term is defined in Section 801(a) of the Rules of the American Stock Exchange. Three of our
directors, Daniel S. Laikin, Timothy S. Durham and Paul Skjodt, control over 50% of the voting power of National Lampoon, Inc. As a controlled company, we are not subject to Section 804 of the Rules of the American Stock Exchange. Section 804 requires that nominees to the Board of Directors be made by either a nominating committee comprised solely of independent directors or by a majority of the independent directors. Instead, nominees to the Board of Directors have been nominated in accordance with the terms of that certain
Voting Agreement entered into on May 17, 2002 among Daniel S. Laikin, Paul Skjodt, Timothy S. Durham, Ronald Holzer, DC
Investment, LLC, NL Acquisition Group LLC, Samerian LLP, Diamond Investments, LLC, Christopher R. Williams, Helen C. Williams,
DW Leasing Company, LLC, Judy B. Laikin (all of whom are collectively referred to in this discussion as the "NLAG Stockholders") and
James P. Jimirro. The Voting Agreement was entered into in conjunction with the reorganization transaction, referred to in this proxy statement as the "Reorganization Transaction," that took place on May 17, 2002. According to the terms of the Voting Agreement, the
NLAG Stockholders agree to vote for Mr. Jimirro and two directors nominated by Mr. Jimirro and, conversely, Mr. Jimirro agrees to vote for four directors nominated by the NLAG Stockholders. The Voting Agreement will not terminate until the later of the termination of Mr.
Jimirro's employment agreement and the payment of all amounts due to him thereunder (which occurred on January 28, 2005) or the date as of which Mr. Jimirro personally ceases to own beneficially (whether by reason of his death or otherwise) at least 100,000 shares of our common stock. The Voting Agreement prevents us from having a policy with regard to the consideration of any director candidates recommended by security holders (other than the NLAG Stockholders and Mr. Jimirro) or an independent committee whose purpose is to nominate director candidates.

       We do not have specific minimum qualifications that a person must meet in order to serve on our Board of Directors. In forming our
Board of Directors, we sought out individuals who would be able to guide our operations based on their business experience. To date, we have not paid any third parties to assist us in finding suitable candidates to serve as directors. All of our nominees are directors standing for re-election. One of the directors standing for re-election, Daniel S. Laikin, is also our Chief Executive Officer. James P. Jimirro was our
Chief Executive Officer and President until January 28, 2005, when he separated from service and James Toll was our Chief Financial
Officer until June 16, 2005, when he separated from service. Each nominee to our Board of Directors expressed a willingness to serve during the next fiscal year and, based on a review of his qualifications, each nominee was deemed to be a suitable candidate for nomination. We have not received a director-nominee recommendation from any stockholder, other than from the NLAG Stockholders and
Mr. Jimirro.

5

Communications with Members of our Board of Directors

       The Board of Directors has not established a formal process for stockholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors in care of our address below:

National Lampoon, Inc.
8228 Sunset Boulevard, Third Floor
Los Angeles, California 90046
Telephone: (310) 474-5252

If a communication is sent to our address, we will forward any such communication to the Board member. If the stockholder would like the communication to be confidential, it should be so marked.

Meetings of the Board of Directors and Information about Committees

       The Board of Directors met 4 times during the 2007 fiscal year. These meetings were attended by all the directors.

       We have no policy with regard to the attendance by Board members at our Annual Meetings. All of the members of our Board of
Directors attended the last Annual Meeting, either in person or by telephone.

       The Board of Directors has two standing committees. Information regarding the functions of the Board's committees, their present membership and the number of meetings held by each committee during the 2007 fiscal year is described below.

       Audit Committee. The Audit Committee is responsible for recommending to the Board of Directors the selection of independent public accountants to audit our books and records annually, to discuss with the independent auditors the scope and results of any audit, to review and approve any non-audit services performed by our independent auditing firm, and to review certain related party transactions.
The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. The members of the Audit Committee are
Timothy S. Durham and Robert Levy. The Audit Committee met four times in the 2007 fiscal year. The members of the Audit
Committee are independent as that term is defined in Section 121 of the Rules of the American Stock Exchange. None of our Board
members qualifies as an "audit committee financial expert", as defined by the Sarbanes Oxley Act of 2002 and the regulations promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934.

       Compensation Committee. The Compensation Committee is responsible for recommending to the Board of Directors the compensation to be paid to our executive officers. The Compensation Committee is also responsible for overseeing the National Lampoon,
Inc. 1999 Amended and Restated Stock Option, Deferred Stock and Restricted Stock Plan. The members of the Compensation Committee are Timothy S. Durham, Duncan Murray and James P. Jimirro. The Compensation Committee did not meet during the 2007 fiscal year.
Instead, all compensation issues were decided by the Board of Directors. No change was made to Mr. Laikin's compensation during the
2007 fiscal year. Mr. Laikin's compensation is governed by the terms of his employment agreement, which is more fully described in the section titled "Management" in this proxy statement.

REPORT OF THE AUDIT COMMITTEE

       In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with management.

       The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as amended.

       The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence
Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence.

       Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended July 31, 2007.

Members of the Audit Committee

Robert Levy
Timothy S. Durham

6

THE BOARD OF DIRECTORS RECOMMENDS
THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES.

PROPOSAL 2 - RATIFICATION OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT AUDITORS FOR THE
FISCAL YEAR ENDING JULY 31, 2008

       The Board of Directors requests that the stockholders ratify its selection of Weinberg & Company, P.A. as our independent auditors for the 2008 fiscal year.

Disclosure of Fees Billed by our Auditors

       The following table sets forth fees billed to us by our auditors during the fiscal years ended July 31, 2007 and July 31, 2006 for: (i)
services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit
Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.
Stonefield Josephson, Inc., our auditor until August 31, 2007, audited our financial statements for the fiscal year ended July 31, 2006. On
August 27, 2007 we engaged Weinberg & Company, P.A. as our independent auditor. Weinberg & Company, P.A. audited our financial statements for the fiscal year ended July 31, 2007.

		July 31, 2007	July 31, 2006
(i)	Audit Fees	$123,459	$55,786
(ii)	Audit Related Fees	$16,489	$67,083
(iii)	Tax Fees	$--	$--
(iv)	All Other Fees	$--	$--

       Unless they are de minimus, the Audit Committee is required to pre-approve services that are reasonably related to the performance of the audit or review of our financial statements, services rendered in connection with tax compliance, tax advice and tax planning, and all other fees for services rendered. The Audit Committee reviews these services to assure that they do not impair the auditor's independence from the company.

       We have not asked representatives of Weinberg & Company, P.A. to be present at the Annual Meeting.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

       Stonefield Josephson, Inc., the independent accountant who had been engaged by us as our principal accountant to audit our consolidated financial statements, was dismissed effective August 31, 2007. On August 27, 2007, our Audit Committee approved the engagement of Weinberg & Company, P.A. as our new principal independent accountant to audit our consolidated financial statements for the year ending July 31, 2007. The decision to change our independent accountant from Stonefield Josephson, Inc. to Weinberg &
Company, P.A. was approved by the Audit Committee of our Board of Directors.

       The report of Stonefield Josephson, Inc. on our financial statements as of and for the years ended July 31, 2006 and July 31, 2005 did not contain an adverse opinion, or a disclaimer of opinion, however the report issued on the financial statements for the year ended July
31, 2006 was modified as to our ability to continue as a going concern. During the periods ended July 31, 2006 and July 31, 2005 and the interim period from August 1, 2006 through the date of dismissal, we did not have any disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stonefield Josephson, Inc., would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

       Prior to engaging Weinberg & Company, P.A., we had not consulted Weinberg & Company, P.A. regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

7

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" THE RATIFICATION OF
WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT AUDITORS
FOR THE 2008 FISCAL YEAR.

PROPOSAL 3 - APPROVAL OF INCREASE TO SHARES OF COMMON STOCK RESERVED FOR ISSUANCE IN THE
NATIONAL LAMPOON, INC. AMENDED AND RESTATED 1999 STOCK OPTION, DEFERRED STOCK AND
RESTRICTED STOCK PLAN

Information about the Equity Incentive Plan and the Proposed Amendment

       On January 30, 2002 our Board of Directors approved the J2 Communications Amended and Restated 1999 Stock Option, Deferred
Stock and Restricted Stock Plan, which has since been renamed the National Lampoon, Inc. Amended and Restated 1999 Stock Option,
Deferred Stock and Restricted Stock Plan (the "Equity Incentive Plan"). The Equity Incentive Plan was approved by our stockholders on
April 25, 2002. The discussion below is a brief summary of the Equity Incentive Plan, which is qualified in its entirety by the full text of the Equity Incentive Plan, and the proposed amendment to it.

       The Equity Incentive Plan has a term of 10 years and is currently administered by our Board of Directors, which shall be referred to in this discussion as the "Administrator". Pursuant to the Equity Incentive Plan, the Administrator may grant to eligible persons, which include employees, officers, directors, consultants and advisors, awards of options (which may be qualified or non-qualified, depending upon whether or not the eligible person is an employee), stock appreciation rights (commonly known as "SARs") or deferred common stock or restricted common stock. 1,500,000 shares of our common stock were originally set aside for grants made under the Equity
Incentive Plan. The number of shares of common stock set aside for grants was increased by 1,000,000 shares in June 2004. In September
2004 our Board of Directors authorized a two-for-one stock split, making 5,000,000 shares of common stock available for grants. The number of shares of common stock set aside for grants was increased by 1,500,000 in the 2005 fiscal year. As of the Record Date, we had
33 employees, two officers and seven directors (one of whom is also an officer) who would be eligible to receive awards from the Equity
Incentive Plan. As of the Record Date, we had issued options to eligible persons to purchase a total of 6,408,722 shares of our common stock. We want to continue awarding employees, officers, directors, consultants and advisors with our securities. We currently have
91,278 shares of common stock available to be issued from the Equity Incentive Plan. We are asking our stockholders to approve an increase in the number of shares of common stock reserved for issuance from the Equity Incentive Plan by 4,500,000 shares. Following this increase, the Equity Incentive Plan will have a total of 11,000,000 shares of common stock issued or reserved for issuance. The market value of our common stock on the Record Date was $2.03.

Information about Options Available from the Equity Incentive Plan

       Options granted from the Equity Incentive Plan may be incentive stock options or non-qualified stock options. The term of the options may not exceed 10 years from the date of grant. The price for each share of common stock purchased pursuant to the options varies, although if an option is designated as an incentive stock option, the exercise price must equal at least the fair market value of our common stock on the date of grant. A non-qualified option must have an exercise price that is at least 85% of the fair market value of our common stock on the date of grant.

       Options may be exercised by paying cash. The Administrator may also accept as payment for options shares of our unrestricted common stock held by the optionee for at least six months, cancellation of any indebtedness owed by us to the optionee, a full recourse promissory note executed by the optionee (so long as the acceptance of any such promissory note complies with federal and state law), shares of common stock issuable upon exercise of the option which have a fair market value equal to the exercise price of the option or any combination of the forgoing.

       SARs may be granted from the Equity Incentive Plan in tandem with option grants or without reference to option grants. A SAR granted in tandem with an option grant is valued at the exercise price of the option grant; a SAR granted without reference to an option grant is valued at fair market value.

       Deferred Stock and Restricted Stock awards may also be granted to eligible persons. Deferred Stock is the right to receive our common stock at the end of a specified period. Restricted Stock is the right to receive our common stock subject to restrictions such as the passage of time or the attainment of performance objectives.

8

       In the event of a Change of Control, as defined in the Equity Incentive Plan, all unvested stock options shall vest and the restrictions applicable to any Restricted Stock or Deferred Stock awards will lapse and the awards shall be deemed fully vested. The value of the outstanding stock option, Restricted Stock or Deferred Stock awards shall be cashed out by a payment of cash or other property, as determined by the Administrator.

       The Board of Directors may amend, alter or discontinue the Equity Incentive Plan, but no amendment, alteration or discontinuation may impair the rights of a participant. As currently drafted, the Board of Directors must obtain stockholder approval if it seeks to increase the total number of shares of common stock reserved for the Equity Incentive Plan, change the employees or class of employees eligible to participate in the Equity Incentive Plan or extend the maximum option period under the Equity Incentive Plan.

       A recipient will recognize no income upon grant of an incentive option and incur no tax on its exercise (unless the recipient is subject to the alternative minimum tax). If the recipient holds the stock acquired upon exercise of an incentive option (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the recipient generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

       If the recipient disposes of ISO Shares prior to the expiration of either required holding period described above, the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term capital gain, depending upon the amount of time the ISO Shares were held by the recipient.

       A recipient will not recognize any taxable income at the time a non-qualified option is granted. However, upon exercise of a non-
qualified option, the recipient will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the recipient's exercise price. The included amount will be treated as ordinary income by the recipient and may be subject to withholding. Upon resale of the shares by the recipient, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. There is no tax consequence to National Lampoon as a result of either the grant or the vesting of non-qualified stock options. There is also no tax consequence to National Lampoon as a result of either the grant or the vesting of incentive stock options. However, if an employee fails to meet the rules governing incentive stock options (for example, by selling the stock sooner than the rules allow), we would be allowed a tax deduction to the extent that the employee had ordinary taxable income from the disqualified incentive stock option. We are required to withhold FICA, Medicare and federal income taxes from both employees and former employees upon disqualified dispositions of incentive stock options. We are also subject to FICA, Medicare and
FUTA on the amounts that are deemed to be wages.

Information Relating to Grants of Options made to Management

       The following table sets forth, as of the Record Date, the number of options received or to be received by each of our executive officers (our Chief Executive Officer and Chief Financial Officer), all current executive officers as a group, all current directors who are not executive officers as a group, each associate of any such director or executive officer and each person who received or will receive 5%
of the option awards made or to be made and all employees, including our current officers who are not executive officers, as a group:

Number of Options Received or To Be Received

Daniel S. Laikin, Chief Executive Officer and Director	1,392,666(1)

Lorraine M. Evanoff, Chief Financial Officer	150,000(2)

All current executive officers, as a group	1,542,666

All current directors who are not executive officers, as a group	2,257,040(3)

Associates of any director or executive officer	N/A

Any person (other than those named above) who has received or will receive 5% of the option awards made or to be made to all employees, including officers who are not
named above	461,900

(1) Certain options granted to Mr. Laikin are subject to vesting conditions.
(2) Certain options granted to Ms. Evanoff are subject to vesting conditions.
(3) Certain options granted to current directors who are not executive officers are subject to vesting conditions.

       Set forth in the table below is information regarding awards made pursuant to the Equity Incentive Plan, as well as other outstanding warrants and rights granted through July 31, 2007, the most recently completed fiscal year.

9

Number of securities remaining available
	Number of securities to be issued upon exercise of outstanding options,	Weighted average exercise price of outstanding options, warrants and	for future issuance under equity compensation plans (excluding securities reflected in
Plan Category	warrants and rights	rights	column 2)

Equity Compensation Plan Approved by Security Holders	6,656,337	$ 2.75	(156,337)	(1)

Equity Compensation Plan Not Approved by Security Holders	N/A	N/A	N/A

---
(1)   This number represents the shares of common stock remaining in the Equity Incentive Plan and the 2005 Consultant Plan as of the end
of our last fiscal year, July 31, 2007. As of August 27, 2007, 579,000 warrants expired and the number of shares granted no longer exceeded the shares available for grant and the number of shares remaining available was 422,663.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" THE AMENDMENT TO THE
NATIONAL LAMPOON, INC. 1999 AMENDED AND RESTATED
STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK PLAN
TO INCREASE THE NUMBER OF SHARES IN THE PLAN BY 4,500,000

10

MANAGEMENT

Executive Compensation

       The following table reflects all compensation awarded to, earned by or paid to our Chief Executive Officer, our two most highly compensated officers other than the Chief
Executive Officer and any other individuals who are no longer serving, but who did serve, as an officer during the last two completed fiscal years and who earned at least
$100,000.

Summary Compensation Table

						Non-Equity Incentive	Nonquali-fied Deferred
				Stock	Option	Plan	Compensation	All Other
Name and principal			Bonus	Awards	Awards	Compensation	Earnings	Compensation
Position	Year	Salary ($)	($)	($)	($)(1)	($)	($)	($)	Total ($)

Daniel S. Laikin, Chief Executive Officer	2007	250,000	0	0	26,874	0	0	3,000	279,874
	2006	250,000	0	0	0	0	0	13,200	263,200

Lorraine Evanoff, Chief Financial Officer(2)	2007	0	0	0	0	0	0	0	0
	2006	71,474	0	0	0	0	0	0	71,474

Bruce K. Long, former President(3)	2007	296,000	0	0	37,072	0	0	0	333,072
	2006	27,000	0	0	3,147	0	0	0	30,147

Douglas S. Bennett, former President	2007	0	0	0	161,246	0	0	0	161,246
	2006	250,000	0	0		0	0	31,718	281,718

David Kane, former Chief Financial Officer(4)	2007	45,000	0	0	17,962	0	0	0	62,962
	2006	0	0	0	0	0	0	0	0

Jeff Gonzalez, former Chief Financial Officer(5)	2007	0	0	0	12,547	0	0	0	12,547
	2006	48,000	0	0	13,605	0	0	0	61,605

(1)   The relative fair value of the options was estimated using the Black-Scholes option pricing model with the following assumptions: average risk-free interest of 5.50%;
dividend yield of 0%; average volatility factor of the expected market price of our common stock of 68.4% to 70.1%; and a term of seven to ten years for the fiscal year ended July
31, 2007.

(2)   On April 18, 2005 Lorraine Evanoff joined us as our Chief Accounting Officer. On March 15, 2006 Ms. Evanoff separated from service. Ms. Evanoff's annual salary was
$110,000. This table includes only the salary paid to Ms. Evanoff during her period of service. Ms. Evanoff rejoined us in September 2007.

(3) On July 10, 2006 Bruce K. Long began providing services to us as our President. Mr. Long's annual salary was $324,000. This table includes only the salary paid to Mr.
Long during his period of employment.

(4) David Kane joined us as our chief financial officer with an annual salary of $90,000. Mr. Kane separated from service on September 15, 2007 after six months of employment. The table above includes only the salary paid to Mr. Kane during his period of service.

(5) On April 10, 2006 Jeff Gonzalez began providing services to us as our principal accounting officer. On December 15, 2006 Mr. Gonzalez separated from service. Mr.
Gonzalez's annual salary was $144,000. This table includes only the salary paid to Mr. Gonzalez during his period of service.

The following table sets forth certain information concerning stock option awards granted to our executive officers. No options were exercised by our executive officers during the last fiscal year.

11

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS						STOCK AWARDS

Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercis-able	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)

Daniel S. Laikin	2,000	-	-	6.50	2/22/08	-	-	-	-
Daniel S. Laikin	2,666	-	-	1.75	2/29/09	-	-	-	-
Daniel S. Laikin	200,000	-	-	3.50	5/17/09	-	-	-	-
Daniel S. Laikin	400,000	-	-	1.76	6/16/09	-	-	-	-
Daniel S. Laikin	15,000	-	-	1.60	6/16/14	-	-	-	-
Daniel S. Laikin	100,000	-	-	2.98	1/31/16	-	-	-	-
Daniel S. Laikin	400,000	-	-	3.13	9/17/10	-	-	-	-
Daniel S. Laikin	25,000	-	-	2.19	10/27/15	-	-	-	-
Daniel S. Laikin	-	100,000	-	2.04	1/31/17	-	-	-	-
Bruce Long	-	50,000	-	2.50	5/11/13	-	-	-	-
Bruce Long	-	50,000	-	2.50	11/29/13	-	-	-	-
David Kane	-	100,000	-	2.00	2/27/14	-	-	-	-

Discussion of Compensation

 Our compensation program consists of the following three components:

>	base salary;

>	bonuses; and

>	awards of restricted stock or stock options from our Equity Incentive Plan.

       We believe that a combination of cash and common stock or options will allow us to attract and retain the services of the individuals who will help us achieve our business objectives, thereby increasing value for our shareholders.

       In setting the compensation for our officers or members of our Board of Directors, our compensation committee looks primarily at the person's responsibilities, at salaries paid to others in businesses comparable to ours, at the person's experience and at our ability to replace the individual. We expect the salaries of our executive officers to remain relatively constant unless the person's responsibilities are materially changed.

       Bonuses are used to reward exceptional performance, either by the individual or by the company. Bonuses are discretionary. There is no single method of computing bonuses. The Board of Directors or the compensation committee may establish any criteria to determine the amount of a bonus. No bonuses were paid to our executive officers during the 2007 fiscal year.

       In 2007 we granted restricted stock or options to purchase our common stock to Bruce Long and David Kane. We grant options or restricted stock because we believe that share ownership by our employees is an effective method to deliver superior shareholder returns by increasing the alignment between the interests of our employees and our shareholders. No employee is required to own common stock in our company.

       The following table sets forth certain information concerning compensation granted to our directors during the 2007 fiscal year. No options were exercised by our directors during the last fiscal year.

12

Director Compensation

       The following table sets forth the information concerning the compensation paid to our directors during the 2007 fiscal year.

DIRECTOR COMPENSATION

	Fees earned or paid in cash	Stock Awards ($)	Option Awards	Non-Equity Incentive Plan Compensation	Non- Qualified Deferred Compen sation Earnings	All Other Compen sation	Total
Name	($)	($)	($)(1)(2)	($)	($)	($)(3)	($)

Daniel S. Laikin		-	--	-	-	3,000	3,000
Timothy S. Durham	-	-	32,331	-	-	3,000	35,331
Paul Skjodt	-	-	32,331	-	-	3,000	35,331
Robert Levy	-	-	189,303(4)	-	-	-	189,303
James P. Jimirro	-	-	32,331	-	-	3,000	35,331
Duncan Murray	-	-	32,331	-	-	-	32,331
James Toll	-	-	32,331	-	-	-	32,331

(1)   The relative fair value of the options was estimated using the Black-Scholes option pricing model with the following assumptions:
average risk-free interest of 5.50%; dividend yield of 0%; average volatility factor of the expected market price of the Company's common stock of 68.7% to 72.9%; and a term of seven to ten years for the fiscal year ended July 31, 2007.

(2)   With the exception of Mr. Daniel S. Laikin, who did not receive an award of options, as compensation to the members of our Board of
Directors for the services rendered by them during the fiscal year ended July 31, 2007, we also awarded to each director an option to purchase 25,000 shares of our common stock at an exercise price of $2.00 per share. These options vest over three years and have a term of seven years. No options were exercised by our directors during the last fiscal year.

(3)   Each of our directors was paid a fee of $1,000 per month for the months of August, September and October 2006. Messrs. Levy,
Murray and Toll were appointed as directors after October 2006, and did not receive these payments.

(4)   During the 2007 fiscal year, Mr. Levy was also granted an option to purchase 125,000 shares of our common stock as compensation for facilitating a transaction for us pursuant to which our trademark was used for the film National Lampoon's Van Wilder II.

Employment Agreements

Daniel S. Laikin, Chief Executive Officer

       On January 31, 2005 we entered into an Employment Agreement with Daniel S. Laikin. The employment agreement was adopted and approved by our Board of Directors on February 1, 2005. The employment agreement has a term of three years, but is automatically extended for successive three-year terms unless designated members of the Board of Directors notify Mr. Laikin that the Board does not intend to renew the employment agreement or unless the employment agreement has been terminated according to its terms.

       Pursuant to the employment agreement, Mr. Laikin receives an annual salary of $250,000. Mr. Laikin is also entitled to receive four weeks paid vacation. Mr. Laikin receives an automobile allowance and is entitled to participate in any other benefits offered generally to our employees and executives. He is also granted an option to purchase 100,000 shares of our common stock on each anniversary of the effective date of the employment agreement. The exercise price for the options will be equal to the average of the last reported sale price for one share of common stock during the five business days preceding the date of grant or, if this method of valuing the common stock is not available, the Board shall determine, in good faith, the value of one share of common stock. The term of each option shall be 10 years.
The options shall be granted in accordance with the National Lampoon, Inc. Amended and Restated 1999 Stock Option, Deferred Stock
and Restricted Stock Plan. Mr. Laikin is to meet annually with the Board of Directors to set certain performance milestones that must be met bi-annually. If those milestones are met, Mr. Laikin will receive a bi-annual bonus of $50,000. If the milestones are exceeded, Mr.
Laikin will receive additional compensation that will be paid one-half in cash and one-half in stock.

13

       Mr. Laikin's employment agreement may be terminated voluntarily by us at any time during its term for Cause. Cause is defined as (i)
the willful and continued failure by Mr. Laikin to substantially perform his duties to us in good faith (other than a failure resulting from his incapacity due to physical or mental illness), or (ii) the willful engaging in conduct which is demonstrably and materially injurious to us. In order to terminate Mr. Laikin for Cause, five members of the Board of Directors (not including Mr. Laikin) must determine at a meeting held for such purpose that Mr. Laikin is guilty of the conduct triggering the right to terminate him. If Mr. Laikin's employment is terminated by us for Cause, in addition to any benefits mandated by law, we shall pay to Mr. Laikin his full annual salary in effect at the date of termination and other benefits to which he is entitled through the date of termination at the rate in effect at the time notice of termination is given.

       Mr. Laikin's employment may be terminated by Mr. Laikin at any time, and will terminate automatically upon his death or disability.
Upon such termination, in addition to any benefits mandated by law, we shall pay to Mr. Laikin his full annual salary in effect at the date of termination and other benefits to which he is entitled through the date of termination at the rate in effect at the time notice of termination is given.

       On signing the Employment Agreement, we also agreed to enter into a separate indemnity agreement with Mr. Laikin. A new indemnity agreement has not been entered into as of the date of this proxy statement, although we entered into an indemnity agreement with Mr. Laikin on May 17, 2002.

Compliance with Section 16(a) of the Securities Exchange Act

       Section 16(a) of the Securities Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission.
Directors, executive officers and persons who own more than 10% of our common stock are required by Securities and Exchange
Commission regulations to furnish to us copies of all Section 16(a) forms they file.

       To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during the fiscal year ended July 31, 2007, our directors, executive officers and persons who own more than 10%
of our common stock complied with all Section 16(a) filing requirements with the exception of the following:

Name of Filer	Form	Description

David Kane (former officer)	3/4	Mr. Kane was untimely in filing two reports covering two transactions.

James Toll (director)	4	Mr. Toll was untimely in filing three reports covering four transactions.

Duncan Murray (director)	4	Mr. Murray was untimely in filing two reports covering four transactions.

Robert Levy (director)	3A/4	Mr. Levy was untimely in filing three reports covering four transactions.

James P. Jimirro, director	4	Mr. Jimirro was untimely in filing 16 reports covering 306 transactions.

Timothy Durham, director	4	Mr. Durham was untimely in filing two reports covering two transactions.

Paul Skjodt, director	4	Mr. Skjodt was untimely in filing two reports covering five transactions.

Daniel S. Laikin	4/4A	Mr. Laikin was untimely in filing seven reports covering 10 transactions.

14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

       The following table sets forth information as of May16, 2008 as to each person or group who is known to us to be the beneficial owner of more than 5% of our outstanding voting securities and as to the security and percentage ownership of each of our executive officers and directors and of all of our officers and directors as a group.

       Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power over securities. The number of shares shown as beneficially owned in the tables below are calculated pursuant to Rule
13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all of the shares of common stock, Series B Preferred Stock and Series C
Preferred Stock shown as beneficially owned by the stockholder.

       The following table is based on a total of 15,937,247 shares of common stock consisting of the following:

>	a total of 8,634,816 shares of common stock outstanding on May 16, 2008;

>	61,832 shares of Series B Convertible Preferred Stock that may be converted into 3,483,491 shares of common stock; and

>	190,947 shares of Series C Convertible Preferred Stock that may be converted into 3,818,940 shares of common stock.

15

	Common Stock			Series B Convertible Preferred Stock, on an as-converted basis(7)			Series C Convertible Preferred Stock, on an as-converted basis(11)
Name and Position *	Number of Shares		Percentage Ownership of Class	Number of Shares		Percentage Ownership of Class	Number of Shares		Percentage Ownership of Class
Daniel S. Laikin, CEO	5,004,203	(1)	39.59%	1,687,379	(9)	48.44%	1,894,040	(13)	49.60%

Lorraine Evanoff, CFO	150,300	(2)	1.71%	-			-

James P. Jimirro, Chairman	1,728,750	(3)	16.86%	-		-	-		-

Timothy Durham, Director	1,963,766	(4)	19.64%	994,253	(10)	28.54%	1,347,140	(14)	35.28%

Paul Skjodt, Director	833,762	(5)	9.12%	366,197	(11)	10.51%	-		-

Robert Levy	433,315	(6)	4.81%	-		-	235,860	(15)	6.18%

Officers and Directors as a Group (8 persons)	10,264,396	(7)	61.12%	3,047,829		87.49%	3,477,040		91.05%

Remaining Holders of Series B Convertible Preferred Stock as a Group	-		-	435,662		12.51%	-		-

Remaining Holders of Series C Convertible Preferred Stock as a Group							341,900		8.95%

* The address for each of the persons named in the table above (with the exception of the holders of the Series B and Series C Convertible
Preferred Stock) is 8228 Sunset Boulevard, West Hollywood, California 90046.
(1) This number includes 999,931 shares of common stock owned by Mr. Laikin or by an entity controlled by him, options to purchase
1,392,666 shares of common stock, a warrant to purchase 1,780,076 shares of common stock issued in conjunction with the Series B
Convertible Preferred Stock and a warrant to purchase 831,530 shares of common stock issued in conjunction with the Series C
Convertible Preferred Stock.
(2) This number includes 300 shares of common stock owned by Ms. Evanoff or by an entity controlled by her and options to purchase
150,000 shares of common stock.
(3) This number includes 111,710 shares of common stock owned by Mr. Jimirro or by an entity controlled by him and options to purchase
1,617,040 shares of common stock.
(4) This number includes 600,014 shares of common stock owned by Mr. Durham or by an entity controlled by him, options to purchase
145,000 shares of common stock, a warrant to purchase 615,602 shares of common stock issued in conjunction with the Series B
Convertible Preferred Stock and a warrant to purchase 603,150 shares of common stock issued in conjunction with the Series C
Convertible Preferred Stock.
(5) This number includes 329,868 shares of common stock owned by Mr. Skjodt or by an entity controlled by him, options to purchase
145,000 shares of common stock, and a warrant to purchase 358,894 shares of common stock issued in conjunction with the Series B
Convertible Preferred Stock.
(6) This number includes 63,800 shares of common stock owned by Mr. Levy or by an entity controlled by him, options to purchase
200,000 shares of common stock, and a warrant to purchase 169,515 shares of common stock issued in conjunction with the Series C
Convertible Preferred Stock.
(7) This number includes 100 and 200 shares of common stock owned by Mr. Toll and Mr. Murray, respectively and options to purchase
75,000 shares each of common stock.
(8) Each share of Series B Convertible Preferred Stock may be converted into 56.338 shares of common stock.
(9) Mr. Laikin owns 29,951 shares of Series B Convertible Preferred Stock that may be converted into 1,687,379 shares of common stock.
(10) Mr. Durham owns 17,648 shares of Series B Convertible Preferred Stock that may be converted into 994,253 shares of common stock.
(11) Mr. Skjodt owns 6,500 shares of Series B Convertible Preferred Stock that may be converted into 366,197 shares of common stock.
(12) Each share of Series C Convertible Preferred Stock may be converted into 20 shares of common stock.
(13) Mr. Laikin owns 94,702 shares of Series C Convertible Preferred Stock that may be converted into 1,894,040 shares of common stock.
(14) Mr. Durham owns 67,357 shares of Series C Convertible Preferred Stock that may be converted into 1,347,140 shares of common stock.
(15) Mr. Levy owns 11,793 shares of Series C Convertible Preferred Stock that may be converted into 235,860 shares of common stock.

16

IDENTIFICATION OF EXECUTIVE OFFICERS

Daniel Laikin, Chief Executive Officer

       See discussion of business experience above.

Lorraine Evanoff, Interim Chief Financial Officer

       LORRAINE EVANOFF, Interim Chief Financial Officer, rejoined us in September 2007. Ms. Evanoff had been our Vice President of
Finance and Chief Accounting Officer from April 2005 until March 2006. From March 2006 until July 2007, Ms. Evanoff was Director of
Finance of Element Films, LLC. Prior to joining us in April 2005, Ms. Evanoff was Controller of TAG Entertainment Corp., a public company, a position she held from February 2004 until April 2005. Prior to working at TAG Entertainment, Ms. Evanoff was Controller of
ANTs Software Inc., a public company, a developer of high-performance SQL database management systems until February 2004. From
1999 to 2002, Ms. Evanoff also held senior treasury analyst and financial analyst posts with Electronic Arts Inc. and Landor Associates,
Inc.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       With the exception of Daniel S. Laikin, our current Chief Executive Officer, all of the members of our Board of Directors are
"independent", as that term is defined in Section 121A of the Rules of the American Stock Exchange. We have an audit committee composed of two members of our board of directors, both of whom are independent and a compensation committee composed of three directors, two of whom are independent. We do not have a nominating committee.

       During the fiscal year ended July 31, 2007, we borrowed funds from Daniel Laikin, Chief Executive Officer, director and a significant stockholder and Timothy Durham, a member of the board of directors and a significant stockholder for working capital which was used for the publication of National Lampoon books. A total of $250,000 was borrowed from Mr. Laikin, Mr. Durham and a third party and $12,327 in interest was accrued. The loans bear interest at the rate of 6% per annum. No principal and no interest were repaid during the year. The largest aggregate amount of principal outstanding of these loans during the year ended July 31, 2007 was $250,000.
As of May 16, 2008, the Company owed these individuals $250,000 in principal and $24,245 in interest.

       As of July 31, 2007, we owed Daniel Laikin approximately $947,333 in principal and $34,488 in interest. The loans bear interest at the rate of 6% per annum. The obligation to Mr. Laikin is payable on demand. During the twelve months ended July 31, 2007, $188,834 of principal and no interest had been paid to Mr. Laikin. The largest aggregate amount of principal outstanding of the loans to Mr. Laikin during the year ended July 31, 2007 was $947,496. As of May 16, 2008, we owed Mr. Laikin $845,999 in principal and $84,704 in interest.

       As of July 31, 2007, we owed Timothy Durham, a director, approximately $85,794 in principal and $56 in interest. The loans bear interest at the rate of 6% per annum. The obligation to Mr. Durham is payable on demand. During the twelve months ended July 31, 2007,
$441,706 of principal and $45,294 of interest had been paid to Mr. Durham. The largest aggregate amount of principal outstanding of the loans to Mr. Durham during the year ended July 31, 2007 was $427,500. As of May 16, 2008, we owed Mr. Durham $857,819 in principal and $21,204 interest.

       The loans from Mr. Laikin and Mr. Durham are unsecured.

       Red Rock Pictures Holdings, Inc. ("Red Rock"), a publicly traded company and related party, has made various loans to us. The outstanding amount includes loans made to us for film financing as discussed in Note F to our audited financial statements. As of July 31,
2007 we owed Red Rock $3,571,816 in principal and $85,592 in interest. The loans bear interest at the rate of 10% per annum. During the twelve months ended July 31, 2007, $20,112 of principal and $22,193 of interest had been paid to Red Rock. The largest aggregate amount of principal outstanding of the loans to Red Rock during the year ended July 31, 2007 was $3,571,816. As of May 16, 2008, we owed Red
Rock $3,569,422 in principal and $369,569 in interest.

       During August 2006 a company controlled by Timothy Durham, a director, provided debt financing to the producers of the films
National Lampoon's Jakes Booty Call and National Lampoon's Pucked in order to finance the prints and advertising costs associated with the theatrical release of these pictures. National Lampoon, Inc. was the theatrical distributor and incurred various prints and advertising costs associated with the distribution of these two films. Mr. Durham's Company paid the majority of these costs directly to National
Lampoon. We have no obligation or plan to repay Mr. Durham or any of his companies for the funds received.

17

       In conjunction with our receipt of a loan from N. Williams Family Investments, L.P. on January 28, 2005, Mr. Laikin and Mr. Durham
agreed to guarantee certain obligations relating to the security provided for the loan. In exchange for these guarantees, we issued to each of
Mr. Laikin and Mr. Durham 50,000 shares of our common stock. The loan was paid in full on August 31, 2005.

       On June 30, 2005 and again on July 18, 2005 Mr. Durham loaned us $100,000. These were short-term advances that bore no interest.
The advances were repaid on July 15, 2005 and August 10, 2005, respectively. Mr. Durham also loaned us $230,000 on June 6, 2005,
$270,000 on June 8, 2005 and $100,000 on July 15, 2005. These loans were also short-term advances that bore no interest. The advances were repaid on August 10, 2005.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

       To be considered for inclusion in next year's proxy statement, stockholder proposals must be received at our principal executive offices no later than the close of business on January 25, 2009.

       Notice of intention to present a proposal at the 2009 Annual Meeting should be addressed to Corporate Secretary, National Lampoon,
Inc., 8228 Sunset Boulevard, Third Floor, Los Angeles, California 90046. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Any stockholder proposal for next year's Annual Meeting submitted after January 25, 2009 will not be considered filed on a timely basis. For proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For proposals that are timely filed, the Company retains discretion to vote proxies it receives, provided that (i) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent does not issue a proxy statement.

TRANSACTION OF OTHER BUSINESS

       Management does not know of any matters to be brought before the meeting other than those referred to in this proxy statement. If any matters which are not specifically set forth in the form of proxy and this proxy statement properly come before the meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

18

PROXY

NATIONAL LAMPOON, INC.

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on June 20, 2008

This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted "FOR" the approval of the two proposals set forth in the proxy statement.

The stockholder(s) represented herein appoint(s) Daniel S. Laikin and/or James P. Jimirro proxy with the power of substitution to vote all shares of common stock entitled to be voted by said stockholder(s) at the Annual Meeting of the Stockholders of National Lampoon, Inc. to
be held at the Company's headquarters located at 8228 Sunset Boulevard, Third Floor, Los Angeles, California 90046, on June 20, 2008 at
11:00 a.m., and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL 1-ELECTION OF DIRECTORS

Daniel S. Laikin	FOR □	AGAINST □	ABSTAIN □

Timothy S. Durham	FOR □	AGAINST □	ABSTAIN □

Paul Skjodt	FOR □	AGAINST □	ABSTAIN □

Robert Levy	FOR □	AGAINST □	ABSTAIN □

James P. Jimirro	FOR □	AGAINST □	ABSTAIN □

Duncan Murray	FOR □	AGAINST □	ABSTAIN □

James Toll	FOR □	AGAINST □	ABSTAIN □

PROPOSAL 2-RATIFICATION OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT AUDITORS FOR 2008

	FOR □	AGAINST □	ABSTAIN □

PROPOSAL 3-APPROVAL OF INCREASE TO SHARES OF COMMON STOCK RESERVED FOR ISSUANCE IN THE
NATIONAL LAMPOON, INC. AMENDED AND RESTATED 1999 STOCK OPTION, DEFERRED STOCK AND
RESTRICTED STOCK PLAN

FOR □	AGAINST □	ABSTAIN □

Please mark, date and sign your proxy card and mail it in the enclosed envelope as soon as possible.

In their discretion, proxies are entitled to vote upon such other matters as may properly come before the meeting, or any adjournment thereof.

Signature_______________________ Date_______

Signature_______________________ Date_______